[LOGO] Ford Motor Credit Company

                           AUTOMOTIVE WHOLESALE PLAN
                      APPLICATION FOR WHOLESALE FINANCING
                             AND SECURITY AGREEMENT

To: Ford Motor Credit Company (hereinafter called "Ford Credit")
                                                           Date  August 22, 1984

The undersigned Town And Country Ford, Inc.
              (DEALER'S EXACT BUSINESS NAME)

(hereinafter called "Dealer") of 5401 E. Independence Blvd. Charlotte N.C. 28212
                     (STREET AND NUMBER)         (CITY)     (STATE)   (ZIP CODE)


hereby requests Ford Credit to establish and maintain for Dealer a wholesale line of credit to finance new and used automobiles, trucks, truck-tractors, trailers, semi-trailers, buses, mobile homes, motor homes, other vehicles and other merchandise (hereinafter called the "Merchandise") for Dealer under the terms of the Ford Credit Wholesale Plan as set forth in the April, 1979 edition of the Ford Credit Dealer Manual entitled "Automotive Finance Plans for Ford Motor Company Dealers" or any subsequent edition thereof (hereinafter called the "Plan") and in connection therewith to make advances to or on behalf of Dealer, purchase instalment sale contracts evidencing the sale of Merchandise to Dealer by the manufacturer, distributor or other seller thereof, or otherwise extend credit to Dealer. In consideration thereof Dealer hereby agrees as follows:

1. Advances by Ford Credit

Ford Credit at all times shall have the right in its sole discretion to determine the extent to which, the terms and conditions on which, and the period for which it will make such advances, purchase such contracts or otherwise extend credit to Dealer (hereinafter called an "Advance" (individually) or "Advances" (collectively)), under the Plan or otherwise. Ford Credit may, at any time and from time to time, in its sole discretion, establish, rescind or change limits or the extent to which financing accomodations under the Plan will be made available to Dealer. In connection with the purchase of any such contract and/or other extension of credit, Ford Credit may pay to any manufacturer, distributor or other seller of the Merchandise the invoice, contract amount therefor and be fully protected in relying in good faith upon any invoice, contract or other advice from such manufacturer, distributor or seller that the Merchandise described therein has been ordered or shipped to Dealer and that the amount therefor is correctly stated. Any such payment made by Ford Credit to such manufacturer, distributor or seller, and any loan or other extension of credit made by Ford Credit directly to Dealer with respect to Merchandise of any type held by Dealer for sale, shall be an Advance made by Ford Credit hereunder and, except with respect to any Advance that is a purchase of an instalment sale contract, shall be repayable by Dealer in accordance with the terms hereof. All rights of Ford Credit and obligations of Dealer with respect to Advances hereunder that constitute the purchase by Ford Credit of an insalment sale contract shall be pursuant to the provisions of such contract.

From time to time Ford Credit shall furnish statements to Dealer of Advances made by Ford Credit hereunder. Dealer shall review the same promptly upon receipt and advise Ford Credit in writing of any discrepancy therein. If Dealer shall fail to advise Ford Credit of any discrepancy in any such statement within ten calendar days following the receipt thereof by Dealer, such statement shall be deemed to be conclusive evidence of Advances made by Ford Credit hereunder unless Dealer or Ford Credit establishes by a preponderance of evidence that such Advances were not made or were made in different amounts than as set forth in such statement.

2. Interest and Service and Insurance Flat Charges

Each Advance made by Ford Credit hereunder shall bear interest at the rates established by Ford Credit from time to time for Dealer, except that any amount not paid when due hereunder shall bear interest at a rate that is 4 percentage points higher than the current pre-default rate up to the maximum contract rate permitted by the law of the state where Dealer maintains its business as set out above. In addition to interest, the financing of Merchandise under the Plan shall be subject to service and insurance flat charges established by Ford Credit from time to time for Dealer.

Ford Credit shall advise Dealer in writing from time to time of any change in the interest rate and service and insurance flat charges applicable to Dealer and the effective date of such change. Such change shall not become effective, however, if Dealer elects to terminate this Agreement and pay to Ford Credit the full unpaid balance outstanding under Dealer's wholesale line of credit and all other amounts due or to become due hereunder in good funds within ten calendar days after the receipt of such notice by Dealer.

3. Payments by Dealer

The aggregate amount outstanding from time to time of all Advances made by Ford Credit hereunder shall constitute a single obligation of Dealer, not-withstanding Advances are made from time to time. Unless otherwise provided in the promissory note, instalment sale contract, security agreement or other instrument evidencing the same from time to time, Dealer shall pay to Ford Credit, upon demand, the unpaid balance (or so much thereof as may be demanded) of all Advances plus Ford Credit's interest and flat charges with respect thereto, and in any event, without demand, the unpaid balance of the Advance made by Ford Credit hereunder with respect to an item of the Merchandise at or before the date on which the same is sold, leased or placed in use by Dealer. Dealer also shall pay to Ford Credit, upon demand, the full amount of any rebate, refund or other credit received by Dealer with respect to the Merchandise.

If the promissory note, instalment sale contract, security agreement or other instrument evidencing an Advance or Advances is payable in one or more instalments, Ford Credit may from time to time in its sole discretion, extend any instalment due thereunder or on a month-to-month basis, and, except as provided below or in any instalment sale contract, Ford Credit's failure to demand any such instalment when due shall be deemed to be a one month extension of the same. Any such extension, however, shall not obligate Ford Credit to grant an extension in the future or waive Ford Credit's right to demand payment when due. Following the sale, lease or use date of an item of the Merchandise, no instalment shall be deemed extended without Ford Credit's specific written consent, and Dealer agrees to pay the same, as required, without demand.

4. Ford Credit's Security Interest

As security for all Advances now or hereafter made by Ford Credit hereunder, and for the observance and performance of all other obligations of Dealer to Ford Credit in connection with the wholesale financing of Merchandise for Dealer, Dealer hereby grants to Ford Credit a security interest in the Merchandise now owned or hereafter acquired by Dealer and in the proceeds, in whatever form, of any sale or other disposition thereof; and Dealer hereby assigns to Ford Credit, and grants to Ford Credit a security interest in, all amounts that may now or hereafter be payable to Dealer by the manufacturer, distributor or seller of any of the Merchandise by way of rebate or refund of all or any portion of the purchase price thereof.

5. Dealer's Possession and Sale of Merchandise

Dealer's possession of the Merchandise shall be for the sole purpose of storing and exhibiting the same for sale or lease in the ordinary course of Dealer's business. Dealer shall keep the Merchandise brand new and subject to inspection by Ford Credit and free from all taxes, liens and encumbrances, and any sum of money that may be paid by Ford Credit in release or discharge of any taxes, liens or encumbrances on the Merchandise or on any documents executed in connection therewith shall be paid by Dealer to Ford Credit upon demand. Except as may be necessary to remove or transport the same from a freight depot to Dealer's place of business. Dealer shall not use or operate, or permit the use or operation of, the Merchandise for demonstration, hire or otherwise without the express prior written consent of Ford Credit in each case, and shall not in any event use the Merchandise illegally or improperly. Dealer shall not mortgage, pledge or loan any of the Merchandise, and shall not transfer or otherwise dispose of the same except by sale or lease in the ordinary course of Dealer's business. Any and all proceeds of any sale, lease or other disposition of the Merchandise by Dealer shall be received and held by Dealer in trust for Ford Credit and shall be fully, faithfully and promptly accounted for and remitted by Dealer to Ford Credit to the extent of Dealer's obligation to Ford Credit with respect to the Merchandise. As used in this paragraph 5 (a) "sale in the ordinary course of Dealer's business" shall include only (i) a bona fide retail sale to a purchaser for his own use at the fair market value of the merchandise sold and (ii) an occasional sale of such Merchandise to another dealer at a price not less than Dealer's cost of the Merchandise sold, unless such sale is a part of a plan or scheme to liquidate all or any portion of Dealer's business, and (b) "lease in the ordinary course of Dealer's business" shall include only a bona fide lease to a lessee for his own use at a fair rental value of the Merchandise leased.

6. <illegible> of Loss and Unsurance Requirements

The Merchandise shall be at Dealer's sole risk of any loss or damage to the same, except to the extent of any insurance proceeds actually received by Ford Credit with respect thereto under insurance obtained by Ford Credit pursuant to the Plan. Dealer shall indemnify Ford Credit against all claims for injury or damage to persons or property caused by the use, operation or holding of the Merchandise and, if requested to do so by Ford Credit, maintain at its own expense liability insurance in connection therewith in such form and amounts as Ford Credit may reasonably require from time to time. In addition, Dealer shall insure each item of the Merchandise that is or may be used for demonstration or operated for any other purpose against loss due to collision, subject in each case to the deductible amounts and limitations set forth in the Plan.

7. Credits

All funds or other property belonging to Ford Credit and received by Dealer shall be received by Dealer in trust for Ford Credit and shall be remitted to Ford Credit forthwith. Ford Credit, at all times, shall have a right to offset and apply any and all credits, monies or properties of Dealer in Ford Credit's possession or control against any obligation of Dealer to Ford Credit.

8. Information Concerning Dealer

To induce Ford Credit to extend financing accommodations hereunder, Dealer has submitted information concerning its business organization and financial condition, and certifies that the same is complete, true and correct in all respects and that the financial information contained therein and any that may be furnished to Ford Credit from time to time hereafter does and shall fairly present the financial condition of Dealer in accordance with generally accepted accounting principles applied on a consistent basis. Dealer agrees to notify Ford Credit promptly of any material change in its business organization or financial condition or in any information relating hereto previously furnished to Ford Credit. Dealer acknowledges and intends that Ford Credit shall rely, and shall have the right to rely on such information in extending and continuing to extend financing accommodations to Dealer. Dealer hereby authorizes Ford Credit from time to time and in all reasonable times to examine, appraise and verify the existence and condition of all Merchandise, documents, commercial or other paper and other property in which Ford Credit has or has had any title, title retention and security or other interest, and all of Dealer's books and record in any way relating to its business.

9. Default

The following shall constitute an Event of Default hereunder:

a) Dealer shall fail to promptly pay any amount now or hereafter owing to Ford Credit as and when the same shall become due and payable, or
b) Dealer shall fail to duly observe or perform any other obligation secured hereby, or
c) any representation made by Dealer to Ford Credit shall prove to have been false or misleading in any material respect as of the date on which the same was made, or
d) a proceeding in bankruptcy, insolvency or receivership shall be instituted by or against Dealer or Dealer's property.

Upon the occurrence of an Event of Default Ford Credit may accelerate, and declare immediately due and payable, all or any part of the unpaid balance of all Advances made hereunder together with accrued interest and flat charges, without notice to anyone. In addition, Ford Credit may take immediate possession of all property in which it has a security interest hereunder, without demand or other notice and without legal process. For this purpose and in furtherance thereof if Ford Credit so requests, Dealer shall assemble such property and make it available to Ford Credit at a reasonably convenient place designated by Ford Credit, and Ford Credit shall have the right, and Dealer hereby authorizes and empowers Ford Credit, its agents or representatives, to enter upon the premises wherever such property may be and remove same. In the event Ford Credit acquires possession of such property or any portion thereof, as hereinbefore provided. Ford Credit may, in its sole discretion (i) sell the same, or any portion thereof, after five days' written notice, at public or private sale for the account of Dealer, (ii) declare this agreement, all wholesale transactions and Dealer's obligations in connection therewith to be terminated and cancelled and retain any sums of money that may have been paid by Dealer in connection therewith, and (iii) enforce any other remedy that Ford Credit may have under applicable law. Dealer agrees that the sale by Ford Credit of any new and unused property repossessed by Ford Credit to the manufacturer, distributor or seller thereof, or to any person designated by such manufacturer, distributor or seller, at the invoice cost thereof to Dealer less any credits granted to Dealer with respect thereto and reasonable costs of transportation and reconditioning, shall be deemed to be a commercially reasonable means of disposing of the same. Dealer further agrees that if Ford Credit shall solicit bids from three or more other dealers in the type of property repossessed by Ford Credit hereunder, any sale by Ford Credit of such property in bulk or in parcels to the bidder submitting the highest cash bid therefor also shall be deemed to be a commercially reasonable means of disposing of the same. Dealer understands and agrees, however, that such means of disposal shall not be exclusive and that Ford Credit shall have the right to dispose of any property repossessed hereunder by any commercially reasonable means. Dealer agrees to pay reasonable attorney's fees and legal expenses incurred by Ford Credit in connection with the repossession and sale of any such property. Ford Credit's remedies hereunder are cumulative and may be enforced successively or concurrently.

10. General

Dealer waives the benefit of all homestead and exemption laws and agrees that the acceptance by Ford Credit of any payment after it may have become due or the waiver by Ford Credit of any other default shall not be deemed to alter or affect Dealer's obligations or Ford Credit's right with respect to any subsequent payment or default.

Neither this agreement, nor any other agreement between Dealer and Ford Credit, or between Dealer and any manufacturer, distributor or seller that has been assigned to Ford Credit, nor any funds payable by Ford Credit to Dealer, shall be assigned by Dealer without the express prior written consent of Ford Credit in each case.

Any provision hereof prohibited by any applicable law shall be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof. Except as herein provided, no modification hereof may be made except by a written instrument duly executed by, or pursuant to the express written authority of an executive officer of Ford Credit.

Dealer shall execute and deliver to Ford Credit promissory notes or other evidences of Dealer's indebtedness hereunder, security agreements, trust receipts, chattel mortgages or other security instruments and any other documents which Ford Credit may reasonably request to confirm Dealer's obligations to Ford Credit and to confirm Ford Credit's security interest in the Merchandise financed by Ford Credit under the Plan or in any other property as provided hereunder, and in such event the terms and conditions hereof shall be deemed to be incorporated therein. Ford Credit's security or other interest in any Merchandise shall not be impaired by the delivery to Dealer of Merchandise or of bills of lading, certificates of origin, invoices or other documents pertaining thereto or by the payment by Dealer or any curtailment, security or other deposit or portion of the amount financed. The execution by Dealer or on Dealer's behalf of any document for the amount of any credit extended shall be deemed evidence of Dealer's obligation and not payment thereof. Ford Credit may, for and in the name of Dealer, endorse and assign any obligation transferred to Ford Credit by Dealer and any check or other medium of payment intended to apply upon such obligation. Ford Credit may complete any blank space and fill in omitted information on any document or paper furnished to it by Dealer.

Unless the context otherwise clearly requires, the terms used herein shall be given the same meaning as ascribed to them under the provisions of the Uniform Commercial Code. Section headings are inserted for convenience only and shall not affect any construction or interpretation of this agreement.

This agreement shall be interpreted in accordance with the laws of the state of the Dealer's place of business set out above.

11. Acceptance and Termination

Dealer waives notice of Ford Credit's acceptance of this agreement and agrees that it shall be deemed accepted by Ford Credit at the time Ford Credit shall first extend credit to Dealer under the Plan. This agreement shall be binding on Dealer and Ford Credit and their respective successors and assigns from the date thereof until terminated by receipt of a written notice by either party from the other, except that any such termination shall not relieve either party from any obligation incurred prior to the effective date thereof.



Witness or Attest:   Town And Country Ford, Inc.
                     --------------------------------
/s/ <illegible>      (DEALER'S EXACT BUSINESS NAME)
------------------

                     By /s/ <illegible>                  Title <illegible>
                     --------------------------------          --------------

                        POWER OF ATTORNEY FOR WHOLESALE


KNOW ALL MEN BY THESE PRESENTS: That the undersigned dealer does hereby make, constitute and appoint S.L. Owens, J.M. Walsh and F.H. Mason, all of Dearborn, Michigan and each of them and any other officer or employee of Ford Motor Credit Company, a Delaware corporation of Dearborn, Michigan, its true and lawful attorneys with full power of substitution, for and in its name, stead and behalf, to prepare, make, execute, acknowledge and deliver to Ford Motor Credit Company from time to time promissory notes or other evidences of indebtedness, bearing such rate of interest as Ford Motor Credit Company may require from time to time, and trust receipts, chattel mortgages and other title retention or security instruments necessary or appropriate in connection with the wholesale financing by Ford Motor Credit Company of merchandise for the undersigned dealer under the terms of the Ford Motor Credit Company Automotive Wholesale Plan, and generally to perform all acts and to do all things necessary or appropriate in discharge of the power hereby conferred, including the making of affidavits and the acknowledging of instruments, as if fully done by the undersigned dealer, and each of the said attorneys hereby is further authorized and empowered in the discharge of the power hereby conferred to execute any instruments by means of either a manual, imprinted or other facsimile signature or by completing a printed form to which an imprinted or other facsimile signature is then affixed.

This Power of  Attorney is  executed  by the  undersigned  dealer to induce Ford
Motor Credit Company to make advances for merchandise to be acquired by the undersigned dealer and recognizes that such advances are made to manufacturers, distributors and other sellers of such merchandise at places other than the undersigned dealer's place of business, and that it is impractical for the undersigned dealer to execute the promissory notes, trust receipts, chattel mortgages and other title retention or security instruments necessary or appropriate in connection with such advances without unduly delaying the delivery of such merchandise to the undersigned dealer. Accordingly, this Power of Attorney may be revoked by the undersigned dealer only by notice in writing addressed to Ford Motor Credit Company, Dearborn, Michigan by registered mail, return receipt requested, stating an effective date on or after the receipt thereof by Ford Motor Credit Company.

Dated this 22 day of August 1984


Witness or Attest:                           Town And Country Ford, Inc.
                                           (DEALER'S EXACT BUSINESS NAME)

/s/ <illegible>                            By /s/ <illegible>    Title  Pres.
------------------------------                -----------------         --------

State of North Carolina
                           ss.
County of Mecklenburg

On this 22 day of August, 1984, before me, the undersigned Notary Public, personally appeared Bruton Smith who acknowledged himself to be the President of Town And Country Ford, Inc., the grantor of the foregoing Power of Attorney, and that he, being authorized so to do, executed the foregoing Power of Attorney for the purposes therein contained, by signing the name of the said grantor by himself in the capacity indicated.
IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Beckie McManus                       [STAMP]            (NOTARY'S SEAL)
--------------------------            BECKIE McMANUS
Notary Public                         NOTARY PUBLIC
                                      UNION COUNTY, NC
                                      MY COMMISSION EXPIRES 2-28-89


               CERTIFIED COPY OF RESOLUTION OF BOARD OF DIRECTORS

The undersigned hereby certifies that he is the Secretary of Town And Country Ford, Inc. of 5401 E. Independence Blvd., Charlotte, N.C. 28212 and that the following is a true, correct and complete copy of resolutions adopted by the board of directors of the said corporation at a meeting duly called and held on August 22, 1984 at which a quorum was present and voting, and that said resolutions are unchanged and are now in full force and effect:

RESOLVED, That the officers of this corporation be, and each hereby is, authorized and empowered to execute and deliver on behalf of this corporation an Application for Wholesale Financing to Ford Motor Credit Company of Dearborn, Michigan in such form and upon such terms and conditions as the said Ford Motor Credit Company may require, and to execute and deliver from time to time promissory notes or other evidences of indebtedness, bearing such rate of interest as the said Ford Motor Credit Company may require from time to time, and trust receipts, chattel mortgages and other title retention or security instruments as, and in such form as, the said Ford Motor Credit Company may require, evidencing any financing extended by the said Ford Motor Credit Company to this corporation under the terms of the Ford Motor Credit Company Automotive Wholesale Plan.

FURTHER RESOLVED, That S.L. Owens, J.M. Walsh and F.H. Mason, all of Dearborn, Michigan, and each of them and any other officer or employee of the said Ford Motor Credit Company be and each of them hereby is constituted and appointed an attorney-in-fact of this corporation for the purposes set forth in the Power of Attorney presented to this board of directors this date, with full power of substitution, and the officers of this corporation are, and each of them hereby is, authorized and empowered to execute a formal Power of Attorney in such form.

FURTHER RESOLVED, That the officers of this corporation be, and each hereby is, authorized and empowered to do other things and to execute all other instruments and documents necessary or appropriate in the premises.

IN WITNESS WHEREOF I have hereunto set my hand and affixed the corporate seal of the said corporation this 22 day of August 1984.


/s/ <illegible>
-----------------------------                     (CORPORATE SEAL)
    SECRETARY